                                                                   EXHIBIT 10.25

                                     FORM OF
                               I-FLOW CORPORATION
                          SECURITIES PURCHASE AGREEMENT

      THIS SECURITIES PURCHASE AGREEMENT (this "AGREEMENT") is made as of September 2, 2003, by and between I-Flow Corporation, a Delaware corporation (the "COMPANY"), and each of the investors listed on Schedule 1 hereto (each, an "INVESTOR").

      A. The Company desires to sell to the Investors, and the Investors desire to purchase from the Company, units (the "UNITS") of the Company's securities.

      B. Each Unit consists of (i) twenty (20) shares of the Company's common stock, par value $0.001 per share ("COMMON STOCK"), and (ii) a warrant, in substantially the form attached hereto as Exhibit A (the "WARRANT"), to purchase three (3) shares of Common Stock.

      C. In connection with the purchase and sale of the Units, the Company and the Investors will also enter into a registration rights agreement, in substantially the form attached hereto as Exhibit B (the "REGISTRATION RIGHTS AGREEMENT"), providing for the registration of the Units.

      In consideration of the mutual promises herein contained, the parties hereto hereby agree as follows:

1. PURCHASE AND SALE OF SECURITIES.

      (a) Sale and Issuance of Securities. Subject to the terms and conditions of this Agreement, the Company shall issue, sell and deliver to each Investor, and each Investor shall purchase and acquire from the Company, such number of Units as set forth on Schedule 1 hereto (the "PURCHASED UNITS") for an aggregate purchase price (the "PURCHASE PRICE") equal to the product of: (i) the number of Purchased Units, multiplied by (ii) one hundred fifty dollars ($150.00).

      (b) Closing. The purchase and sale of the Units will take place at the offices of Gibson, Dunn & Crutcher LLP, 4 Park Plaza, Irvine, California, at 10:00 a.m., on September 4, 2003, or at such other time and place as the Company and the Investors acquiring in the aggregate more than half the Units being sold pursuant hereto may mutually agree, either orally or in writing (which time and place are designated as the "CLOSING"). Notwithstanding the foregoing, this Agreement will terminate and none of the parties will have any further obligations hereunder if the Closing does not occur on or prior to September 5, 2003.

      (c) Closing Deliverables. At the Closing, (i) the Company shall deliver to each Investor a certificate for such number of shares of Common Stock and a Warrant for the purchase of such number of shares of Common Stock as are represented by the Purchased Units such Investor is purchasing; and (ii) each Investor shall deliver to the Company payment of the applicable Purchase Price therefor by cashier's check or wire transfer of immediately available funds.

2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. Except as set forth on the disclosure schedule attached hereto as Schedule 2 (the "DISCLOSURE SCHEDULE") or in the SEC Reports (as defined below), the Company hereby represents and warrants to each Investor, as of the date of this Agreement, as follows:

      (a) Organization; Good Standing; Qualification. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware, has all requisite corporate power and authority to (i) own and operate its properties and assets and to carry on its business as now conducted and as currently proposed to be conducted; (ii) execute and deliver this Agreement, the Warrant, the Registration Rights Agreement and the other documents required to be executed and delivered by the Company in connection with the transactions contemplated hereby (the "TRANSACTION DOCUMENTS"); (iii) issue and sell the shares of Common Stock, the Warrants and the shares of Common Stock issuable upon exercise of the Warrants, that are represented by the Units (collectively, the "SECURITIES"); and (iv) perform its obligations under the Transaction Documents. The Company is duly qualified and is authorized to transact business and is in good standing as a foreign corporation in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business, financial condition or results of operations, taken as a whole (a "MATERIAL ADVERSE EFFECT").

      (b) Authorization. All corporate action on the part of the Company necessary for (i) the authorization, execution and delivery of Transaction Documents; (ii) the authorization, issuance (or reservation for issuance), sale, and delivery of the Securities being sold hereunder or issuable upon exercise of the Warrants; and (iii) the performance of all obligations of the Company under the Transaction Documents, has been taken or will be taken prior to the Closing. No stockholder approval is required to be obtained by the Company in order to consummate the transactions contemplated by this Agreement, the Warrants and the Registration Rights Agreement. This Agreement, the Warrants and the Registration Rights Agreement, when executed and delivered, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, except (x) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (y) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies, and (z) to the extent that the indemnification provisions contained in the Registration Rights Agreement may be limited by applicable laws (clauses
(x), (y) and (z), the "ENFORCEABILITY EXCEPTIONS"). The sale of the Units is not, and the subsequent exercise of the Warrants for shares of Common Stock will not be, subject to any preemptive rights or rights of first refusal that have not been properly waived or complied with, or trigger any anti-dilution, reset or similar provisions contained in any currently outstanding securities of the Company.

      (c) No Conflict. The execution, delivery and performance by the Company of the Transaction Documents to which the Company is a party and the consummation of the transactions contemplated thereby do not and will not: (a) violate or conflict with any provision of the certificate of incorporation or bylaws of the Company; (b) violate any provision or requirement of any federal, state or local law, statute, judgment, order, writ, injunction, decree, award, rule, or regulation of any governmental entity applicable to the Company, except for violations that would not have a Material Adverse Effect; (c) violate in any material respect, result in a material breach of, constitute (with due notice or lapse of time or both) a material default or cause any material obligation, penalty, premium or right of termination to arise or accrue under, any contract, agreement or document to which the Company is a party and required to be filed as an exhibit to the SEC Reports in accordance with Item 601 of Regulation S-K (the "MATERIAL CONTRACTS"); or (d) result in the creation or imposition of any lien, charge or encumbrance of any kind whatsoever upon any of the properties or assets of the Company, except where the creation of any such liens would not have a Material Adverse Effect.

      (d) Valid Issuance of Securities. The shares of Common Stock that are being purchased by the Investors hereunder, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable, and will be free of restrictions on transfer, other than restrictions on transfer under this Agreement and the Warrants and under applicable federal and state securities laws. The shares of Common Stock issuable upon exercise of the Warrants being purchased under this Agreement have been duly and validly reserved for issuance and, upon issuance in accordance with the terms of the Warrants, will be duly and validly issued, fully paid and nonassessable, and will be free of restrictions on transfer other than restrictions on transfer under this Agreement and the Warrants and under applicable federal and state securities laws.

      (e) Governmental Consents. Except for such filings as have been, or will be, made prior to the Closing, no consent, approval, qualification, order or authorization of, or filing with, any federal, state or local governmental authority is required on the part of the Company in connection with (i) the Company's valid execution, delivery or performance of the Transaction Documents to which it is a party; (ii) the offer, sale or issuance of the shares of Common Stock by the Company under this Agreement; or (iii) the issuance of the shares of Common Stock upon exercise of the Warrants.

      (f) Capitalization and Voting Rights. The capitalization of the Company, as of August 28, 2003, including the authorized capital stock, the number of shares issued and outstanding, the number of shares issuable and reserved for issuance pursuant to any equity incentive plan and the number of shares issuable and reserved for issuance pursuant to securities exercisable or exchangeable for, or convertible into, any shares of capital stock is as set forth in Section
(f) of the Disclosure Schedule. The outstanding shares of Common Stock have been duly authorized and validly issued, are fully paid and nonassessable. As of August 28, 2003 and except for (i) the exercise rights of the Warrants, (ii) currently outstanding options to purchase 3,606,145 shares of Common Stock granted to employees, consultants and directors pursuant to the Company's equity incentive plans (the "OPTION PLANS"), and (iii) warrants to purchase 15,625 shares of Common Stock granted to Silicon Valley Bank, there are no outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal), proxy or stockholder agreements or agreements of any kind for the purchase or acquisition from the Company of any of its securities. In addition to the aforementioned options, as of August 28, 2003, the Company has reserved an additional (x) 1,836,463 shares of its Common Stock for purchase upon exercise of options to be granted in the future under the Option Plans, and
(y) 160,000 shares of its Common Stock for grant under the Company's 2003 restricted stock plan. The Company is not a party or subject to any agreement or understanding, and, to the Company's knowledge, there is no agreement or understanding between any persons that affects or relates to the voting or giving of written consents with respect to any security or the voting by a director of the Company.

      (g) SEC Reports. The Company has made available to each Investor true and complete copies of each form, report, schedule, definitive proxy statement and registration statement filed by the Company with the U.S. Securities and Exchange Commission (the "SEC") subsequent to January 1, 2002 and on or prior to the business day immediately prior to the date hereof (collectively, the "SEC REPORTS"), which are all the forms, reports, schedules, statements and other documents (other than preliminary material) that the Company was required to file with the SEC. Since January 1, 2002, the Company has timely made all filings required to be made by it under the Securities Act of 1933, as amended (together with the rules and regulations promulgated thereunder, the "SECURITIES ACT"), or the Securities Exchange Act of 1934, as amended (together with the rules and regulations promulgated thereunder, the "EXCHANGE ACT"), as applicable. The SEC Reports (including, without limitation, any financial statements or schedules included or incorporated by reference therein) (i) were prepared in compliance with the requirements of the Securities Act or the Exchange Act, as applicable, and (ii) did not at the time of filing (or if amended, supplemented or superseded by a filing prior to the date hereof, on the date of that filing) contain any untrue statement of a material fact or omit to state a material fact required to be stated or incorporated by reference therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

      (h) Financial Statements. The consolidated financial statements of the Company included in the SEC Reports have been prepared in accordance with generally accepted accounting principles consistently applied and consistent with prior periods, subject, in the case of unaudited interim consolidated financial statements, to normal recurring year-end adjustments and the absence of certain footnote disclosures. The consolidated balance sheets of the Company included in the SEC Reports fairly present the consolidated financial position of the Company as of their respective dates, and the related consolidated statements of operations, cash flows and stockholders' equity included in the SEC Reports fairly present the consolidated results of operations of the Company for the respective periods then ended, subject, in the case of unaudited interim financial statements, to normal recurring year-end adjustments and the absence of certain footnote disclosures. The Company has no liabilities or obligations (whether absolute, accrued, contingent or otherwise) of a nature required by generally accepted accounting principles to be reflected in a consolidated balance sheet (or reflected in the notes thereto), except for those (i) that are accrued or reserved against in the Company's financial statements (or reflected in the notes thereto) included in the SEC Reports, (ii) that were incurred subsequent to June 30, 2003 in the ordinary course of business and consistent with past practice, or (iii) that would not individually or in the aggregate have a Material Adverse Effect on the Company. Since June 30, 2003, there has not been any event, circumstance, condition, development or occurrence causing, resulting in or having a Material Adverse Effect.

      (i) Material Contracts. Each Material Contract is valid and in full force and effect as to the Company and, to the knowledge of the Company, the other parties thereto. The Company is not in violation of, or default under (and there does not exist any event or condition which, after notice or lapse of time or both, would constitute such default under), the Material Contracts, except to the extent that such violations or defaults, individually or in the aggregate, would not have a Material Adverse Effect. The Company has not received any written notice of any cancellation of any Material Contract by any other party thereto.

      (j) Related-Party Transactions. No director, officer or employee of the Company is indebted to the Company, nor is the Company indebted (or committed to make loans or extend or guarantee credit) to any of them, other than (i) for payment of salary for services rendered, (ii) reimbursement for reasonable expenses incurred on behalf of the Company, and (iii) for other standard employee benefits made generally available to all employees (including, without limitation, stock option agreements outstanding under any equity incentive plan approved by the board of directors of the Company). To the Company's knowledge, no director, officer or employee of the Company has any direct or indirect material interest in any transaction with the Company (other than ordinary course services solely in their capacity as directors, officers or employees), in which the amount involved exceeds $60,000, individually or in the aggregate. To the Company's knowledge, none of such persons has any direct or indirect ownership interest in excess of ten percent (10%) in any firm or corporation with which the Company has a material business relationship.

      (k) Registration Rights. Except as provided in the Registration Rights Agreement, the Company is presently not under any obligation and has not granted any rights to register under the Securities Act any of its presently outstanding securities or any of its securities that may subsequently be issued.

      (l) Permits. The Company has all franchises, permits, licenses, and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could, individually or in the aggregate, have a Material Adverse Effect. The Company is not in default in any material respect under any of such franchises, permits, licenses or other similar authority.

      (m) Compliance with Applicable Law. The business of the Company is being conducted in compliance with, in all material respects, all applicable laws, ordinances, rules or regulations of any governmental entity, including, without limitation, federal, state, local and foreign laws and regulations relating to the protection of the health and safety of employees and equal employment opportunity. There are no unresolved notices of deficiency or charges of violation brought or, to the knowledge of the Company, threatened against the Company, including under any federal, state, local or foreign regulation or otherwise, and there are no facts or circumstances known to the Company that would constitute a reasonable basis on which any such proceedings, notices or actions may be instituted, issued or brought hereafter. No investigation or review by any governmental entity with respect to the Company or any of its subsidiaries is pending or, to the knowledge of the Company, threatened, nor, to the knowledge of the Company, has any governmental entity indicated an intention to conduct the same.

      (n) Litigation. There is no suit, claim, action, proceeding or investigation pending or, to the knowledge of the Company, threatened against the Company or any of its subsidiaries or any of their respective properties or assets which would have, individually or in the aggregate, a Material Adverse Effect or would reasonably be expected to prevent or materially delay the completion of the transactions contemplated by this Agreement. The Company is not a party to, or to its knowledge, named in or subject to any order, writ, injunction, judgment or decree of any court, government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending or that the Company currently intends to initiate.

      (o) Title to Property and Assets; Leases. Except (i) as reflected in the financial statements contained in the SEC Reports, (ii) for liens for current taxes not yet delinquent, (iii) for liens imposed by law and incurred in the ordinary course of business for obligations not past due to carriers, warehousemen, laborers, materialmen and the like, (iv) for liens in respect of pledges or deposits under workers' compensation laws or similar legislation or
(v) for minor defects in title, none of which, individually or in the aggregate, materially interferes with the use of such property (clauses (i) through (v), the "PERMITTED LIENS"), the Company has good and marketable title to its property and assets free and clear of all mortgages, liens, claims, and encumbrances. With respect to the property and assets it leases, the Company is in compliance with such leases and, to the knowledge of the Company, holds a valid leasehold interest free of any liens, claims, or encumbrances, except for Permitted Liens.

      (p) Intellectual Property. The Company owns or possesses sufficient legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, and proprietary rights and processes necessary for the conduct of its business as described in the SEC Reports, without, to the knowledge of the Company, any conflict with, or infringement of the rights of, others. Except for standard end-user license agreements, there are no outstanding options, licenses, or agreements of any kind relating to the foregoing, nor is the Company bound by or a party to any options, licenses, or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and proprietary rights and processes of any other person or entity. The Company has not received any communications alleging that the Company has violated or, by conducting its business, would violate any of the patents, trademarks, service marks, trade names, copyrights, trade secrets, or other proprietary rights or processes of any other person or entity.

      (q) Employees. There is no strike, labor dispute or union organization activities pending or, to the knowledge of the Company, threatened between it and its employees. None of the Company's employees belong to any union or collective bargaining unit. The Company has complied in all material respects with all applicable federal and state equal opportunity and other laws related to employment. The Company is not aware that any executive officer (as defined in Rule 501(f) of the Securities Act) intends to terminate his or her employment with the Company or to substantially reduce his or her duties, nor does the Company have a present intention to terminate the employment of any such executive officer.

      (r) Tax Matters. The Company has timely filed all tax returns and reports (federal, state, and local) as required by law. These returns and reports are true and correct in all material respects. The Company has paid all taxes and other assessments due, except those contested by it in good faith. The provision for taxes of the Company as shown in the financial statements included in the SEC Reports is adequate for taxes due or accrued as of the date thereof.

      (s) Insurance. The Company maintains in full force and effect insurance policies of the type and in the amount reasonably adequate for its business (subject to reasonable deductibles), including, without limitation, insurance covering all real and personal property owned or leased by the Company against such risks customarily insured against by similarly-situated companies.

      (t) Environmental and Safety Laws. To the knowledge of the Company, the Company is not in violation of any applicable statute, law, or regulation relating to the environment or occupational health and safety and, to the knowledge of the Company, no material expenditures are or will be required in order to comply with any such existing statute, law or regulation.

      (u) No Integrated Offering. Subject in part to the truth and accuracy of each Investor's representations set forth in this Agreement, the offer, sale and issuance of the Units, as contemplated by this Agreement, are exempt from the registration requirements of the Securities Act. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales in any security or solicited any offers to buy any security under circumstances that would require registration under the Securities Act of the Units to be issued to the Investors. The issuance of the Units to the Investors will not be integrated with any past or future issuance of the Company's securities for purposes of the Securities Act.

      (v) Nasdaq Listing. The Common Stock is listed on the Nasdaq National Market System ("NASDAQ NMS") and there are no pending proceedings to revoke or suspend such listing. The Common Stock is registered pursuant to Section 12(g) of the Exchange Act. The Company currently meets the continuing eligibility requirements for listing on the Nasdaq NMS and has not received any notice from the Nasdaq NMS that it may not currently satisfy such requirements or that such continued listing is in any way threatened. The Company has taken no action designed to, or which, to the knowledge of the Company, is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the Nasdaq NMS. The Company has received no notice that either the SEC or the Nasdaq NMS is contemplating terminating such registration or listing.

      (w) S-3 Eligibility. The Company is eligible to register the resale of the Common Stock on a registration statement on Form S-3 under the Securities Act. To the knowledge of the Company, there currently exists no facts or circumstances that would prohibit or delay the preparation and filing of a registration statement on Form S-3 in accordance with the Registration Rights Agreement.

      (x) Independent Investors. The Company acknowledges that each of the Investors is acting solely in the capacity of an arms' length purchaser with respect to this Agreement and the transactions contemplated hereby and that each Investor has separately negotiated the terms of this Agreement. The Company confirms that neither it nor any other person acting on its behalf has provided any of the Investors or their agents or counsel with any information that constitutes, or might constitute, material, nonpublic information, other than this Agreement and the transactions contemplated hereby. Upon the issuance of the press release referenced in Section 7(a), no Investor will be in possession of any material, non-public information provided by, or on behalf of, the Company.

      (y) Disclosure. All disclosure provided to the Investors regarding the Company, including the Disclosure Schedule, furnished by, or on behalf of, the Company are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. Other than this Agreement and the transactions contemplated hereby, no event or circumstance has occurred or information exists with respect to the Company which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly disclosed or announced.

      (z) No Brokers. Except for First Albany Corporation and Roth Capital Partners, LLC whose fees shall be payable by the Company, no broker, finder, investment banker or other person is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement, based upon arrangements made by or on behalf of the Company.

3. REPRESENTATIONS AND WARRANTIES OF THE INVESTORS. Each Investor, severally and not jointly, hereby represents, warrants and covenants to the Company that:

      (a) Authorization. Such Investor has full power and authority to enter into the Transaction Documents to which it is a party. This Agreement, the Warrant and the Registration Rights Agreement, when executed and delivered, will constitute a valid and legally binding obligation of such Investor, enforceable in accordance with their respective terms, except for the Enforceability Exceptions.

      (b) Purchase Entirely for Own Account. This Agreement is made with such Investor in reliance upon such Investor's representation to the Company, which by such Investor's execution of this Agreement such Investor hereby confirms, that the Securities will be acquired for investment for such Investor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same; provided, however, that in making such representation, such Investor does not agree to, or represent that it will, hold the Securities for any minimum or specific term and reserves the right to sell, transfer or otherwise dispose of the Securities at any time in accordance with the provisions of this Agreement or the Warrants and with applicable federal and state securities laws. Such Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities.

      (c) Reliance Upon Investor's Representations. Such Investor understands that, except as provided under the Registration Rights Agreement, the Units are not, and any shares of Common Stock issued upon exercise of the Warrants may not be, registered under the Securities Act on the ground that the sale provided for in this Agreement and the issuance of securities hereunder is exempt from registration under the Securities Act pursuant to Section 4(2) thereof, and that the Company's reliance on such exemption is predicated on the Investor's representations set forth herein.

      (d) Receipt of Information. Such Investor has received all the information such Investor considers necessary or appropriate for deciding whether to purchase the Units and understands that such Investor's investment in the Securities involves a high degree of risk. Each Investor further represents that such Investor has been furnished with all materials that it has requested regarding the terms and conditions of the offering of the Units and the business, financial condition, results of operations and prospects of the Company and to obtain additional information necessary to verify the accuracy of any information furnished to such Investor or to which such Investor had access. Each Investor has also had the opportunity to make further inquiries of the Company for additional information. All such inquiries have been answered to such Investor's full and complete satisfaction. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 2 hereof or the right of the Investors to rely thereon.

      (e) Accredited Investor; Investment Experience. Such Investor's responses to the Investor Suitability Questionnaire, attached hereto as Exhibit C, are true and complete in every respect. Such Investor is an "ACCREDITED INVESTOR" (as defined under SEC Rule 501 of Regulation D under the Securities Act) and is experienced in evaluating and investing in private placement transactions of securities. Such Investor is able to bear the economic risk of such Investor's investment and has such knowledge and experience in financial and business matters that such Investor is capable of evaluating the merits and risks of the investment in the Units. Such Investor also represents that such Investor has not been organized for the purpose of acquiring the Units or that, if it has been so organized, each member, partner or stockholder of such Investor is an "accredited investor."

      (f) No Ownership; No Hedging. Such Investor does not beneficially own, and will not beneficially own through the date of Closing (as determined in accordance with Rule 13d-3 under the Exchange Act and after giving effect to the transactions contemplated hereby), in excess of 14% of the outstanding shares of Common Stock. Such Investor has not and will not engage in any "short sale" or other hedging transaction in violation of applicable federal or state securities laws.

      (g) Restricted Securities. Such Investor understands that the Securities are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering. Such Investor understands that, because the Securities are characterized as restricted securities, the Securities may not be sold, transferred or otherwise disposed of without registration under the Securities Act or an exemption therefrom. In the absence of an effective registration statement covering the Securities or an available exemption from registration under the Securities Act, the Securities must be held indefinitely. Such Investor is familiar with Rule 144 under the Securities Act, as currently in effect, and understands the resale limitations imposed thereby and by the Securities Act. Such Investor is also familiar with the anti-manipulation rules and regulations promulgated under the Exchange Act, including Regulation M.

      (h) No General Solicitation. Such Investor has not been offered the Securities through any form of advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by such media.

      (i) No Brokers. Except in connection with the arrangement among the Company, First Albany Corporation and Roth Capital Partners, LLC, no broker, finder, investment banker or other person is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement, based upon arrangements made by or on behalf of such Investor.

4. CERTAIN SECURITIES MATTERS.

      (a) Legends.

            (i) Each Investor acknowledges and understands that, until the Securities have been registered, each certificate or other document evidencing any of the Securities will be endorsed with the following legend:

            The securities represented hereby have not been registered under the Securities Act of 1933, as amended, or the securities laws of any other jurisdiction. The securities represented hereby may not be sold, transferred or assigned in the absence of an effective registration statement covering the securities under applicable securities laws, or unless the Company has received an opinion of counsel or other evidence satisfactory to the Company and its counsel, that such registration is not required.

Notwithstanding the foregoing, to the extent that (1) the resale, transfer or assignment of any of the Securities is registered pursuant to an effective registration statement; (2) any of the Securities have been sold pursuant to Rule 144 under the Securities Act or any successor provision ("Rule 144), and such Investor provides the Company with customary seller's and broker's representation letters; or (3) the Securities are eligible for resale under Rule 144(k) or any successor provision, such Securities shall be issued without any legend or other restrictive language and, with respect to the Securities upon which such legend is stamped, the Company shall issue new certificates without such legend to the holder thereof upon request.

            (ii) The Company shall, within three (3) business days after the Registration Statement (as defined in the Registration Rights Agreement) is declared effective, deliver to its transfer agent an instruction letter (together with any legal opinion of counsel that may be required), instructing the transfer agent that at any time such registration statement is effective, the transfer agent shall issue, in connection with the issuance of the securities registered thereunder (the "REGISTERED SECURITIES"), certificates representing the Registered Securities without the restrictive legend above; provided that the Registered Securities are to be sold pursuant to the prospectus contained in the Registration Statement. In the event the above legend is removed from any Registered Security and, thereafter, the effectiveness of the Registration Statement is suspended or the Company determines that a supplement or amendment thereto is required by applicable securities laws, then upon written notice to the Investor the Company may require that the above legend be placed on any Registered Security that cannot then be sold pursuant to an effective registration statement or under Rule 144 and the Investor shall cooperate in the replacement of such legend. Such legend shall thereafter be removed when the Registered Security may again be sold pursuant to an effective registration statement or under Rule 144.

      (b) Limitations on Disposition. No Investor shall sell, transfer or assign any portion of the Securities, unless

            (i) there is then in effect an effective registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

            (ii) the Investor has notified the Company in writing of any such sale, transfer or assignment and furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such Securities under the Securities Act; provided, however, that such opinion of counsel will be unnecessary (A) if the sale, transfer or assignment is made pursuant to Rule 144 and such Investor provides the Company with evidence reasonably satisfactory to the Company and its legal counsel that the proposed transaction satisfies the requirements of Rule 144 or
(B) in connection with a bona fide pledge or hypothecation of any Securities under a margin arrangement with a broker-dealer or other financial institution that complies with all applicable federal and state securities laws.

5. CONDITIONS OF INVESTORS' OBLIGATIONS AT CLOSING. The obligations of each Investor under Section 1 are subject to the fulfillment on or before the Closing of each of the following conditions, the waiver of which will not be effective unless the Investor consents in writing thereto:

      (a) Representations and Warranties. The representations and warranties of the Company contained in Section 2 are true, in all material respects, on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

      (b) Performance. The Company has performed and complied, in all material respects, with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

      (c) Qualifications. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement have been duly obtained and effective as of the Closing.

      (d) Listing. The Common Stock shall be authorized for quotation and listed on the Nasdaq National Market System ("NASDAQ NMS") and shall not have been suspended or delisted by either the SEC or Nasdaq NMS. No proceedings shall have been initiated by either the SEC or Nasdaq NMS to suspend or delist the Common Stock.

      (e) Compliance Certificate. An officer of the Company has delivered to the Investors at the Closing a certificate certifying that the conditions specified in Sections 5(a), (b), (c) and (d) have been fulfilled.

      (f) Registration Rights Agreement. The Company and each Investor have entered into the Registration Rights Agreement in the form attached hereto as Exhibit B.

      (g) Opinion of Company Counsel. The Investor has received from Gibson, Dunn & Crutcher LLP, counsel to the Company, a legal opinion, dated the date of the Closing and subject to customary exceptions, qualifications and limitations, covering the matters set forth on Exhibit D.

      (h) Minimum Investment. The aggregate Purchase Price paid by all the Investors hereunder to the Company must be no less than $8,000,000.

      (i) No Proceedings. No proceeding has been instituted that seeks to enjoin the transactions contemplated by this Agreement and the other Transaction Documents.

6. CONDITIONS OF THE COMPANY'S OBLIGATIONS AT CLOSING. The obligations of the Company to the Investors under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions by each Investor:

      (a) Representations and Warranties. The representations and warranties of the Investors contained in Section 3 shall be true, in all material respects, on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

      (b) Qualifications. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall be duly obtained and effective as of the Closing.

      (c) Payment of Purchase Price. Each Investor must have delivered to the Company the Purchase Price at the Closing for the Purchased Units purchased by it.

      (d) Minimum Investment. The aggregate Purchase Price paid by all the Investors hereunder to the Company must be no less than $8,000,000.

      (e) No Proceedings. No proceeding has been instituted that seeks to enjoin the transactions contemplated by this Agreement and the other Transaction Documents.

7. CERTAIN COVENANTS OF THE COMPANY.

      (a) Press Release and Form 8-K. The Company shall, on or prior to 9:30 a.m. (Eastern Time) on September 3, 2003, issue a press release (the "PRESS RELEASE") disclosing all material terms of this Agreement and the transactions contemplated by this Agreement. Within one (1) business day after the Closing, the Company shall file a Current Report on Form 8-K (the "8-K FILING")with the SEC disclosing all material terms of this Agreement and the transactions contemplated hereby and including as exhibits to the 8-K Filing this Agreement, the Registration Rights Agreement and the form of Warrants, in the form required by the Exchange Act. Thereafter, the Company shall timely file any filings and notices required by the SEC or applicable law with respect to the transactions contemplated hereby. The Company shall not, and shall cause each of its directors, officers, employees and agents not to, provide any Investor with any material nonpublic information regarding the Company from and after the issuance of the Press Release, unless otherwise requested by an Investor.

      (b) Use of Proceeds. The Company shall use the proceeds from the sale and issuance of the Units for general corporate purposes and working capital.

8. MISCELLANEOUS.

      (a) Entire Agreement. This Agreement and the other Transaction Documents constitute the entire agreement among the parties and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. Each Investor acknowledges that, except as expressly provided in this Agreement, the SEC Reports and the Disclosure Schedule, the Company has not made any representation or warranty, expressed or implied, as to the accuracy or completeness of any information regarding the Company or the Securities.

      (b) Survival of Representations and Warranties. The representations and warranties of the Company and the Investors contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing for a period of one (1) year after the Closing.

      (c) Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including permitted transferees of any Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

      (d) Governing Law. This Agreement will be governed by and construed under the internal laws of the State of Delaware, without regard to any conflict of laws principles.

      (e) Submission to Jurisdiction. All actions or proceedings arising in connection with this Warrant may be tried and litigated in the state or federal courts located in the County of New Castle, State of Delaware. Each party hereby waives any right it may have to assert the doctrine of forum non conveniens or similar doctrine or to object to venue with respect to any proceeding brought in accordance with this paragraph, and stipulates that the state and federal courts located in the County of New Castle, State of Delaware shall have in personam jurisdiction over each of them for the purpose of litigating any such dispute, controversy, or proceeding. Each party hereby authorizes and accepts service of process sufficient for personal jurisdiction in any action against it as contemplated by this Section 8(e) by registered or certified mail, return receipt requested, postage prepaid, to its address for the giving of notices as set forth in Section 8(g). Nothing herein shall affect the right of any party to serve process in any other manner permitted by law.

      (f) Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

      (g) Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed given upon personal delivery or one (1) business day after being sent via a nationally recognized overnight courier service if overnight courier service is requested from such service or upon receipt of electronic or other confirmation of transmission if sent via facsimile, to the parties, their successors in interest or their assignees. Notices to the Investors shall be delivered to the applicable addresses set forth on Schedule 1 hereto; notices to the Company shall be delivered to its principal place of business, Attention: Chief Executive Officer. Any party may change its address for delivery of notice by written notice in accordance with this Section 8(g).

      (h) Finder's Fees. Each Investor, severally and not jointly, shall indemnify and hold harmless the Company from any liability for any commission or compensation in the nature of a finder's fee (and the cost and expenses of defending against such liability or asserted liability) for which the Investor or any of its officers, partners, employees, or representatives is responsible. The Company shall indemnify and hold harmless each Investor from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees, or representatives is responsible.

      (i) Expenses. Irrespective of whether the Closing is completed, the Company shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery, and performance of this Agreement. If the Closing is completed, the Company shall, at the Closing and upon receipt of a bill therefor, reimburse the reasonable legal fees and expenses of one (1) special counsel for the Investors, not to exceed $20,000 in the aggregate.

      (j) Attorneys' Fees. If any action at law or in equity is necessary to enforce or interpret the terms of any Transaction Document, the prevailing party will be entitled to its actual attorneys' fees, costs and disbursements, in addition to any other relief to which such party may be entitled.

      (k) Waivers. Any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written waiver of the Company or the Investor giving such waiver.

      (l) Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

      (m) California Corporate Securities Law. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION FOR SUCH SECURITIES PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

      (n) Rights of Investor. Each holder of Securities will have the absolute right to exercise or refrain from exercising any right or rights that such holder may have by reason of any Transaction Document, including, without limitation, the right to consent to the waiver of any obligation of the Company under any Transaction Document and to enter into an agreement with the Company for the purpose of modifying this Agreement or any agreement effecting any such modification. Such holder will not incur any liability to any other holder or holders of Securities with respect to exercising or refraining from exercising any such right or rights.

      (o) Exculpation Among Investors. Each Investor acknowledges that such Investor is not relying upon any person, firm, or corporation, other than the Company and its officers and directors, in making its investment or decision to invest in the Company. No Investor nor the respective controlling persons, officers, directors, partners, agents, or employees of an Investor will be liable for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the Securities.

      (p) Counterparts; Facsimiles. This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument. Facsimile transmission of any signed original document and/or retransmission of any signed facsimile transmission will be deemed the same as delivery of an original. At the request of any party, the parties will confirm facsimile transmission by signing a duplicate original document.

 [The remainder of this page has been intentionally left blank; signature pages follow.]

      IN WITNESS WHEREOF, the Company has executed and delivered this Agreement as of the date first written above.

                                     THE COMPANY:

                                     I-Flow Corporation,
                                     a Delaware corporation



                                     By:___________________________________

                                     Name:_________________________________

                                     Title:________________________________



    [The remainder of this page has been intentionally left blank; Investor signature pages follow.]

      IN WITNESS WHEREOF, the undersigned Investor has executed and delivered this Agreement as of the date first written above with respect to the corresponding number of Purchased Units set forth below and on Schedule 1 hereto.

Number of Purchased Units:
                                         ______________________________________

                                         x $150.00 per Purchased Unit

Purchase Price:                          $_____________________________________


                                         THE INVESTOR:

                            Printed Name: _____________________________________

                                 Address: _____________________________________

                                          _____________________________________

                                          _____________________________________

                                      By: _____________________________________

                            Printed Name: _____________________________________

                                   Title: _____________________________________